                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      17
             NOTES TO FINANCIAL STATEMENTS      22
            REPORT OF INDEPENDENT AUDITORS      25
                DIVIDEND REINVESTMENT PLAN      26
    TRUST OFFICERS AND IMPORTANT ADDRESSES      28
              RESULTS OF SHAREHOLDER VOTES      29

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

------------------------------------------------------------------------
NYSE Ticker Symbol                                               VIG
------------------------------------------------------------------------
One-year total return based on market price(1)                -1.60%
------------------------------------------------------------------------
One-year total return based on NAV(2)                          7.13%
------------------------------------------------------------------------
Distribution rate as a % of closing common stock price(3)      6.53%
------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                         10.20%
------------------------------------------------------------------------
Net asset value                                                $9.43
------------------------------------------------------------------------
Closing common stock price                                     $8.08
------------------------------------------------------------------------
One-year high common stock price (08/16/00)                  $9.0625
------------------------------------------------------------------------
One-year low common stock price (12/16/99)                    $7.750
------------------------------------------------------------------------
Preferred share rate(5)                                        4.30%
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  60.3%   [PIE CHART]
- AA/Aa..............  14.4%
- A/A................   3.0%
- BBB/Baa............  15.5%
- BB/Ba..............   1.6%
- Non-Rated..........   5.2%
As of October 31, 1999
- AAA/Aaa............  46.6%   [PIE CHART]
- AA/Aa..............  12.2%
- A/A................  11.2%
- BBB/Baa............  19.9%
- BB/Ba..............   1.4%
- Non-Rated..........   8.7%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                            0.052
12/99                                                                            0.052
1/00                                                                             0.052
2/00                                                                             0.052
3/00                                                                             0.052
4/00                                                                             0.052
5/00                                                                             0.052
6/00                                                                             0.049
7/00                                                                             0.049
8/00                                                                             0.049
9/00                                                                             0.044
10/00                                                                            0.044

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
Single-Family Housing                                                      17.40                              17.40
Water & Sewer                                                              12.60                               4.70
Public Education                                                           12.30                               8.60
Health Care                                                                 7.90                              13.50
Industrial Revenue                                                          7.30                              12.50

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--October 1990 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
10/90                                                                     10.8300                            10.5000
                                                                          11.0200                            11.2500
                                                                          11.0800                            11.8750
                                                                          11.2300                            11.6250
                                                                          11.5400                            12.0000
12/91                                                                     11.6100                            12.2500
                                                                          11.4500                            12.5000
                                                                          11.4600                            12.5000
                                                                          11.4700                            13.0000
12/92                                                                     11.4300                            12.3750
                                                                          11.7600                            13.3750
                                                                          11.9000                            13.3750
                                                                          12.1600                            14.0000
12/93                                                                     12.2000                            12.7500
                                                                          10.9500                            11.6250
                                                                          10.8100                            12.3750
                                                                          10.7500                            12.0000
12/94                                                                     10.3300                            10.5000
                                                                          10.9500                            11.2500
                                                                          10.7000                            10.5000
                                                                          10.7100                            10.7500
12/95                                                                     11.0600                            10.5000
                                                                          10.5200                            11.0000
                                                                          10.3400                            10.8750
                                                                          10.4100                            10.8750
12/96                                                                     10.4800                            10.6250
                                                                          10.2800                            10.3750
                                                                          10.4800                            10.5625
                                                                          10.6500                            10.9375
12/97                                                                     10.6700                            10.8750
                                                                          10.6500                            10.5625
                                                                          10.6500                            10.8750
                                                                          10.7600                            11.2500
12/98                                                                     10.5600                            11.0625
                                                                          10.4400                            11.0000
                                                                           9.9800                            10.3750
                                                                           9.6300                             9.0625
12/99                                                                      9.2300                             8.1250
                                                                           9.3400                             8.1250
                                                                           9.1900                             8.1875
                                                                           9.3600                             8.1900
10/00                                                                      9.4300                             8.0800

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN INVESTMENT
GRADE MUNICIPAL TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly on three occasions during the reporting period. Its monthly dividend of $0.044 per share translates to a distribution rate of 6.53 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.20 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of -1.60 percent based on market price. At the same time, the trust's market price decreased from $8.8125 per share on October 31, 1999, to $8.08 per share on October 31, 2000.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of
8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's AAA allocation increased to 60.3 percent of long-term investments (up from 46.6 percent at the start of the period). Its BBB allocation declined to 15.5 percent (down from 19.9 percent), nonrated securities were reduced to 5.2 percent (down from 8.7 percent), and the portfolio no longer contains any securities in the BB rating category (as of October 31, 2000, the portfolio contained 1.6% of BB rated securities). All told, as of October 31, 2000, 74.7 percent of the long-term investments was invested in securities rated AA or better, up from 58.8 percent a year ago. In general, our bias toward high-quality securities was a boost to portfolio performance.

    In terms of specific industry sectors, the trust's allocations to health-care bonds and industrial revenue bonds were both reduced by roughly 6 percent. Much of this was due to our decision to increase the diversification of the trust, reducing positions that we considered to be too big for the portfolio. Also, the health-care sector has had its share of credit-quality concerns, so we selectively sold issues that we thought would not meet our expectations for long-term performance.

Q   WHAT WERE THE MOST SIGNIFICANT
    CHALLENGES YOU FACED IN MANAGING THE TRUST?

A   Some credit concerns had an
adverse effect on the trust's net asset value during the past fiscal year. The trust held four nonrated issues--two real estate projects, a steel mill, and a waste incinerator facility--that ran into difficulties with payment defaults or bankruptcy, resulting in a significant decline in the price of these securities. We will monitor the progress of these situations and take whatever action we believe is in the best interest of the trust's shareholders.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in November 1999, June 2000, and September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD FOR
    THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration (a measure of a trust's sensitivity to interest-rate changes) in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  94.7%
          ALABAMA  1.5%
$1,140    Alabama Wtr Pollutn Ctrl Auth Ser B (AMBAC
          Insd) (b)................................... 4.750%   08/15/18   $ 1,028,679
                                                                           -----------

          ALASKA  1.5%
 1,000    Matanuska-Susitna Boro, AK Ctfs Partn Pub
          Safety Bldg Lease (FSA Insd)................ 5.750    03/01/16     1,027,160
                                                                           -----------
          ARIZONA  4.8%
 2,675    Maricopa Cnty, AZ Uni Sch Dist No 69
          Paradise Vly (FSA Insd) (b)................. 4.000    07/01/16     2,271,931
 1,000    Phoenix, AZ Civic Impt Corp Jr Lien......... 6.250    07/01/17     1,087,770
                                                                           -----------
                                                                             3,359,701
                                                                           -----------
          ARKANSAS  1.2%
 1,000    Dogwood Addition PRD Muni Ppty Owners
          Multi-Purp Impt Dist No 8 AR Impt Ser A
          (c)......................................... 7.500    01/31/06       859,400
   919    Dogwood Addition PRD Muni Ppty Owners Multi-
          Purp Impt Dist No 8 AR Impt Ser B (c) (e)... 7.500    01/31/06             0
                                                                           -----------
                                                                               859,400
                                                                           -----------
          CALIFORNIA  5.5%
 4,490    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (MBIA Insd).............................   *      09/01/17     1,785,179
   650    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Sr Lien Ser A....................   *      01/01/28       141,005
   225    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Prerefunded @
          01/01/10) (d)............................... 0/7.50   01/01/13       205,425
   500    Fresno, CA Uni Sch Dist Ser A Rfdg (MBIA
          Insd)....................................... 6.100    08/01/12       569,650
 3,705    San Joaquin Hills, CA Tran Corridor Agy Toll
          Rd Cap Apprec Rev Ser A Rfdg (MBIA Insd)....   *      01/15/27       844,073
 1,500    San Joaquin Hills, CA Tran Corridor Agy Toll
          Rd Cap Apprec Rev Ser A Rfdg (MBIA Insd)....   *      01/15/28       322,125
                                                                           -----------
                                                                             3,867,457
                                                                           -----------
          COLORADO  4.2%
   145    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/03       170,996
   160    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/04       197,574
   180    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/05       231,664
   205    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/06       273,812

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          COLORADO (CONTINUED)
$  235    Jefferson Cnty, CO Residential Mtg Rev...... 11.500%  09/01/07   $   324,678
   265    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/08       377,479
   300    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/09       439,296
   340    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/10       510,456
   220    Jefferson Cnty, CO Residential Mtg Rev...... 11.500   09/01/11       338,562
   100    Jefferson Cnty, CO Residential Mtg Rev......  9.000   09/01/12       135,446
                                                                           -----------
                                                                             2,999,963
                                                                           -----------
          FLORIDA  4.9%
 1,000    Escambia Cnty, FL Hlth Fac Rev (AMBAC
          Insd).......................................  5.950   07/01/20     1,041,440
   560    Hillsborough Cnty, FL Indl Dev Hlth Facs
          Proj Uni Cmnty Hosp Ser A...................  5.500   08/15/14       501,922
 2,300    Sun N Lake of Sebring, FL Impt Dist Spl
          Assmt Ser A (c) (e)......................... 10.000   12/15/11       736,000
 1,145    West Palm Beach, FL.........................  5.250   03/01/14     1,155,294
                                                                           -----------
                                                                             3,434,656
                                                                           -----------
          ILLINOIS  17.0%
 2,510    Aurora, IL Single Family Mtg Rev Cap Apprec
          (AMBAC Insd)................................      *   12/01/22       445,977
   350    Bedford Park, IL Tax Increment 71st & Cicero
          Proj Rfdg...................................  7.000   01/01/06       360,700
 7,500    Chicago, IL Brd of Ed Chicago Sch Reform Ser
          A (FGIC Insd)...............................      *   12/01/28     1,452,450
 2,055    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Ser B (b)..................  8.950   05/01/18     2,149,818
 1,250    Chicago, IL Proj Ser C Rfdg.................  5.500   01/01/40     1,206,150
   790    Chicago, IL Single Family Mtg (GNMA
          Collateralized) (b).........................  7.625   09/01/27       884,855
   510    Cook Cnty, IL Sch Dist No 107 La Grange
          (b).........................................  7.150   12/01/08       584,817
   575    Cook Cnty, IL Sch Dist No 107 La Grange.....  7.200   12/01/09       667,828
   625    Cook Cnty, IL Sch Dist No 107 La Grange.....  7.000   12/01/10       722,750
   500    Hodgkins, IL Tax Increment Ser A Rfdg.......  7.625   12/01/13       531,760
 1,910    Illinois Hsg Dev Auth Residential Mtg Rev
          Ser B.......................................  7.250   08/01/17     1,954,407
   500    Illinois Hsg Dev Auth Rev Homeowner Mtg
          G2..........................................  6.050   08/01/29       506,520
   250    Lake Cnty, IL Cmnty Unit....................  7.600   02/01/14       308,135
   180    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser A (e)..............................  8.375   10/15/16        26,953
    70    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser B (e)..............................  8.375   10/15/16        10,547
    28    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C..................................  7.250   10/15/09        26,489
   121    Robbins, IL Res Recovery Rev Restructuring
          Proj Ser C..................................  7.250   10/15/24       110,609

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$   56    Robbins, IL Res Recovery Rev Restructuring
          Pro Ser D...................................   *      10/15/09   $    26,163
                                                                           -----------
                                                                            11,976,928
                                                                           -----------

          INDIANA  1.3%
 1,000    Marion Cnty, IN Conv & Rectnl Fac Auth
          Excise Tax Rev Ser A (MBIA Insd)............ 5.000%   06/01/27       909,920
                                                                           -----------

          KENTUCKY  3.3%
 2,680    Louisville & Jefferson Cnty, KY Metro Swr
          Dist Swr & Drainage Sys Rev (FGIC Insd)..... 4.750    05/15/28     2,339,345
                                                                           -----------

          MASSACHUSETTS  2.6%
   360    Massachusetts St Hlth & Edl Fac Auth Rev
          Cent New England Hlth Sys Ser A............. 6.125    08/01/13       318,820
   395    Massachusetts St Hsg Fin Agy Multi-Family
          Residential Dev Ser A (FNMA
          Collateralized)............................. 8.150    02/01/29       403,330
 1,140    Massachusetts St Port Auth Rev Ser B (FSA
          Insd)....................................... 5.500    07/01/15     1,146,270
                                                                           -----------
                                                                             1,868,420
                                                                           -----------
          MONTANA  2.9%
 2,000    Forsyth, MT Pollutn Ctl Rev Puget Sound Pwr
          & Lt Ser B Rfdg (AMBAC Insd)................ 7.250    08/01/21     2,070,640
                                                                           -----------

          NEVADA  7.2%
 1,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd) (b)....................... 6.700    06/01/22     1,043,310
 1,000    Director St NV Dept Business & Ind Las Vegas
          Monorail Proj............................... 5.375    01/01/40       945,480
 3,015    Nevada Hsg Div Single Family Mtg Mezz Ser
          D2.......................................... 6.300    04/01/21     3,120,736
                                                                           -----------
                                                                             5,109,526
                                                                           -----------
          NEW HAMPSHIRE  5.0%
 2,500    New Hampshire Higher Edl & Hlth Fac Auth Rev
          Hosp Catholic Med Cent Rfdg................. 8.250    07/01/13     2,528,325
   525    New Hampshire Hlth & Edl Derryfield Sch..... 6.750    07/01/20       520,705
   500    New Hampshire St Indl Dev Auth Rev Pollutn
          Ctl Pub Svcs Co of NH Proj Ser C............ 7.650    05/01/21       511,430
                                                                           -----------
                                                                             3,560,460
                                                                           -----------
          NEW JERSEY  2.3%
 1,500    New Jersey Econ Dev Wtr NJ American Wtr Co.,
          Inc. Ser B.................................. 5.375    05/01/32     1,432,830

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          NEW JERSEY (CONTINUED)
$  200    New Jersey Hlthcare Fac Fin Auth Rev........ 7.500%   07/01/06   $   206,702
                                                                           -----------
                                                                             1,639,532
                                                                           -----------
          NEW YORK  7.1%
 1,000    Nassau Cnty, NY Interim Fin Sales Tax
          Secured Ser A............................... 5.750    11/15/13     1,050,150
 1,000    New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev (AMBAC Insd)........................ 6.750    06/15/06     1,023,500
 1,000    New York City Ser H (MBIA Insd)............. 5.125    08/01/25       936,080
 1,000    New York City Tran Auth Metro Transn Auth
          Triborough Ser A (AMBAC Insd)............... 5.250    01/01/29       949,930
 1,000    New York St Twy Auth Svcs Rev Loc Hwy & Bldg
          (AMBAC Insd)................................ 5.500    04/01/11     1,051,370
                                                                           -----------
                                                                             5,011,030
                                                                           -----------
          OHIO  0.1%
   500    Ohio St Solid Waste Rev Rep Engineered
          Steels Proj................................. 8.250    10/01/14        98,970
                                                                           -----------

          PENNSYLVANIA  1.9%
 1,000    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl
          Rev Collateral Toledo Edison Co Proj Rfdg
          (b)......................................... 7.625    05/01/20     1,061,180
   315    Crawford Cnty, PA Hosp Auth Sr Living Facs
          Rev......................................... 5.875    08/15/10       298,491
                                                                           -----------
                                                                             1,359,671
                                                                           -----------
          SOUTH CAROLINA  1.7%
 1,235    Rock Hill, SC Util Sys Rev Ser C Rfdg (a)... 5.250    01/01/15     1,235,383
                                                                           -----------

          TENNESSEE  0.6%
   400    Elizabethton, TN Hlth & Edl Fac Brd Rev..... 7.750    07/01/29       394,772
                                                                           -----------

          TEXAS  12.3%
 1,000    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc (b)...................... 7.000    12/01/11     1,082,570
 1,670    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev.................................... 6.375    05/01/35     1,627,983
 1,500    Fort Worth, TX Wtr & Swr Rev Impt Rfdg
          (a)......................................... 5.750    02/15/16     1,552,635
 1,000    Houston, TX Arpt Sys Rev Ser A (a).......... 5.625    07/01/30       973,200
   391    Pecos Cnty, TX Ctfs Partn................... 6.000    01/12/08       394,993
 2,480    Texas St Pub Ppty Fin Corp Rev Mental Hlth &
          Retardation Rfdg (Cap Guar Insd)............ 5.500    09/01/13     2,514,943
   500    West Side Calhoun Cnty, TX Nav Dist Sld Wst
          Disp Union Carbide Chem & Plastics.......... 8.200    03/15/21       513,890
                                                                           -----------
                                                                             8,660,214
                                                                           -----------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                       MARKET
(000)     DESCRIPTION                                  COUPON   MATURITY      VALUE
          VIRGINIA  3.0%
$2,000    Richmond, VA (FSA Insd)..................... 5.500%   01/15/11   $ 2,109,280
                                                                           -----------

          WASHINGTON  1.4%
 1,000    Port Seattle, WA Rev Ser B.................. 5.625    02/01/24       980,840
                                                                           -----------

          GUAM  1.4%
 1,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250    10/01/34       964,840
                                                                           -----------

TOTAL LONG-TERM INVESTMENTS  94.7%
  (Cost $68,716,484)....................................................    66,866,787
SHORT-TERM INVESTMENTS  0.1%
  (Cost $100,000).......................................................       100,000
                                                                           -----------
TOTAL INVESTMENTS  94.8%
  (Cost $68,816,484)....................................................    66,966,787
OTHER ASSETS IN EXCESS OF LIABILITIES  5.2%.............................     3,649,583
                                                                           -----------

NET ASSETS  100.0%......................................................   $70,616,370
                                                                           ===========

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

(c) Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(d) Security is a "step-up" bond where the coupon increases or steps-up at a predetermined date.

(e) Non-income producing security.

AMBAC--AMBAC Indemnity Corporation
Cap Guar--Capital Guarantee
FGIC--Financial Guaranty Insurance Company
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $68,816,484)........................  $66,966,787
Cash........................................................       86,729
Receivables:
  Investments Sold..........................................    6,305,700
  Interest..................................................    1,358,476
Other.......................................................        1,752
                                                              -----------
    Total Assets............................................   74,719,444
                                                              -----------
LIABILITIES:
Payables:
  Investments Purchased.....................................    3,748,227
  Income Distributions--Preferred Shares....................       82,465
  Investment Advisory Fee...................................       37,451
  Affiliates................................................        7,461
Accrued Expenses............................................      113,847
Trustees' Deferred Compensation and Retirement Plans........      113,623
                                                              -----------
    Total Liabilities.......................................    4,103,074
                                                              -----------
NET ASSETS..................................................  $70,616,370
                                                              ===========
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 250 issued with liquidation preference of $100,000 per share)................................................  $25,000,000
                                                              -----------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,839,000 shares issued and
  outstanding)..............................................       48,390
Paid in Surplus.............................................   52,700,019
Accumulated Distributions in Excess of Net Investment
  Income....................................................   (1,253,559)
Net Unrealized Depreciation.................................   (1,849,697)
Accumulated Net Realized Loss...............................   (4,028,783)
                                                              -----------
    Net Assets Applicable to Common Shares..................   45,616,370
                                                              -----------
NET ASSETS..................................................  $70,616,370
                                                              ===========
NET ASSET VALUE PER COMMON SHARE ($45,616,370 divided by
  4,839,000 shares outstanding).............................  $      9.43
                                                              ===========

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $ 4,371,410
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      418,960
Preferred Share Maintenance.................................       75,541
Audit.......................................................       43,736
Shareholder Reports.........................................       38,953
Trustees' Fees and Related Expenses.........................       18,628
Legal.......................................................       15,748
Custody.....................................................        7,284
Other.......................................................       62,215
                                                              -----------
    Total Expenses..........................................      681,065
    Less Credits Earned on Cash Balances....................          300
                                                              -----------
    Net Expenses............................................      680,765
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 3,690,645
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Loss (Including reorganization and
  restructuring costs of $545)..............................  $  (196,219)
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (2,488,385)
  End of the Period.........................................   (1,849,697)
                                                              -----------
Net Unrealized Appreciation During the Period...............      638,688
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $   442,469
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 4,133,114
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 3,690,645         $ 4,003,951
Net Realized Loss...................................      (196,219)             (3,482)
Net Unrealized Appreciation/Depreciation During the
  Period............................................       638,688          (6,114,362)
                                                       -----------         -----------
Change in Net Assets from Operations................     4,133,114          (2,113,893)
                                                       -----------         -----------

Distributions from and in Excess of Net Investment
  Income:
  Common Shares.....................................    (2,897,939)         (3,215,058)
  Preferred Shares..................................    (1,041,493)           (839,580)
                                                       -----------         -----------
Total Distributions.................................    (3,939,432)         (4,054,638)
                                                       -----------         -----------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................       193,682          (6,168,531)
NET ASSETS:
Beginning of the Period.............................    70,422,688          76,591,219
                                                       -----------         -----------
End of the Period (Including accumulated
  distributions in excess of net investment income
  of $1,253,559 and $1,004,772, respectively).......   $70,616,370         $70,422,688
                                                       ===========         ===========

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                        ---------------------------------------------------
                                          2000       1999       1998       1997      1996
                                        ---------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................  $   9.39   $  10.66   $  10.66   $  10.47   $ 10.75
                                        --------   --------   --------   --------   -------
  Net Investment Income...............       .76        .83        .86        .96       .88
  Net Realized and Unrealized
    Gain/Loss.........................       .09      (1.26)       .01        .12      (.19)
                                        --------   --------   --------   --------   -------
Total from Investment Operations......       .85       (.43)       .87       1.08       .69
                                        --------   --------   --------   --------   -------
Less:
  Distributions from and in Excess of
    Net Investment Income:
    Paid to Common Shareholders.......       .60        .67        .68        .71       .78
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................       .21        .17        .19        .18       .19
                                        --------   --------   --------   --------   -------
Total Distributions...................       .81        .84        .87        .89       .97
                                        --------   --------   --------   --------   -------
NET ASSET VALUE, END OF THE PERIOD....  $   9.43   $   9.39   $  10.66   $  10.66   $ 10.47
                                        ========   ========   ========   ========   =======
Market Price Per Share at End of the
  Period..............................  $ 8.0800   $ 8.8125   $11.0625   $10.9375   $11.000
Total Investment Return at Market
  Price (a)...........................    -1.60%    -15.09%      7.63%      6.13%    11.02%
Total Return at Net Asset Value (b)...     7.13%     -5.98%      6.61%      8.91%     4.83%
Net Assets at End of the Period (In
  millions)...........................  $   70.6   $   70.4   $   76.6   $   76.6   $  75.7
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares**............................     1.52%      1.69%      1.47%      1.47%     1.51%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)...................     5.92%      6.41%      6.40%      7.38%     6.55%
Portfolio Turnover....................       41%        46%        33%        25%       39%
** Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares.............................      .98%      1.12%       .99%       .99%     1.01%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

YEAR ENDED OCTOBER 31
-----------------------------------------------------
      1995       1994      1993      1992      1991
-----------------------------------------------------
     $ 10.50   $  12.09   $ 11.15   $ 11.50   $ 10.83
     -------   --------   -------   -------   -------
         .88        .96      1.09      1.09      1.15
         .40      (1.48)      .91      (.35)      .65
     -------   --------   -------   -------   -------
        1.28       (.52)     2.00       .74      1.80
     -------   --------   -------   -------   -------
         .83        .93       .93       .92       .89
         .20        .14       .13       .17       .24
     -------   --------   -------   -------   -------
        1.03       1.07      1.06      1.09      1.13
     -------   --------   -------   -------   -------
     $ 10.75   $  10.50   $ 12.09   $ 11.15   $ 11.50
     =======   ========   =======   =======   =======
     $10.625   $ 11.125   $13.875   $11.750   $12.250
       2.88%    -13.59%    26.46%     3.10%    25.65%
      10.59%     -5.77%    17.40%     5.04%    14.87%
     $  77.0   $   75.8   $  83.5   $  79.0   $  80.7
       1.52%      1.47%     1.35%     1.52%     1.53%
       6.31%      7.20%     8.14%     8.01%     8.12%
         50%        30%        7%       21%       52%
       1.02%      1.01%      .94%     1.05%     1.05%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Investment Grade Municipal Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will normally invest at least 80% of its total assets in tax-exempt municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on November 30, 1989.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward of $3,936,669 which will expire between October 31, 2002 and October 31, 2008. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the capitalization of reorganization and restructuring costs for tax purposes.

    At October 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $68,908,598; the aggregate gross unrealized appreciation is $2,505,997 and the aggregate gross unrealized depreciation is $4,447,808, resulting in net unrealized depreciation on long- and short-term investments of $1,941,811.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of interest income under generally accepted accounting principles and federal income tax purposes, for those securities which the Trust has placed on non-accrual status, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distributions in excess of net investment income for certain periods.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Fund's custody fee was reduced by $300 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $2,000 representing legal services provided by Skadden, Arps, Slate,

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the Trust recognized expenses of approximately $24,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $29,577,971 and $36,829,081, respectively.

4. PREFERRED SHARES

The Trust has outstanding 250 Remarketed Preferred Shares ("RP"). Dividends are cumulative and the dividend rate is currently reset every 28 days through a remarketing process. The rate in effect on October 31, 2000 was 4.30%. During the year ended October 31, 2000, the rates ranged from 3.550% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred shares. These fees are included as a component of Preferred Share Maintenance expense.

    The RP are redeemable at the option of the Trust in whole or in part at the liquidation value of $100,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the RP are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders

of Van Kampen Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Investment Grade Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Investment Grade Municipal Trust as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders who are participants in the Plan may have all distributions of dividends and capital gains automatically reinvested in Common Shares of the Trust. All Common Shareholders are deemed to be participants in the Plan unless they specifically elect not to participate. Common Shareholders who elect not to participate in the Plan will receive all distributions of dividends and capital gains in cash paid by check mailed directly to the Common Shareholder by the Trust's dividend disbursing agent.

HOW THE PLAN WORKS

    State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent, with the written consent of the Trust, by providing at least 90 days written notice to all Participants in the Plan.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    All Common Shareholders of the Trust are deemed to be participants in the Plan unless they specifically elect not to participate. You may withdraw from the Plan at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan, and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN INVESTMENT GRADE
MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The
 Trust designated 98.8% of the income distributions as a tax-exempt income distribution.
 In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent public auditors.

1) With regard to the election of the following trustees by the shareholders of the Trust:

                                                                  # OF SHARES
                                                         -----------------------------
                                                         IN FAVOR             WITHHELD
David C. Arch..........................................  4,221,374            147,141
Howard J Kerr..........................................  4,219,947            148,569

The other trustees whose terms did not expire in 2000 were Theodore A. Myers, Richard F. Powers, III, Hugo F. Sonnenschein and Wayne W. Whalen.

2) With regard to the ratification of Deloitte & Touche LLP as independent auditors for the Trust; 4,276,226 shares voted in favor of the proposal, 47,878 shares voted against and 44,410 shares abstained.